UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
USDC FRESNO, INC.
USDC FRESNO 2, INC.		Case Number:	8:10-bk-12745-RK 8:10-bk-12746-RK

(SEE NOTE)		Operating Report Number:	8
	Debtor(s).	For the Month Ending:	10/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			3,219,128.55

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			3,144,486.97

3. BEGINNING BALANCE:			74,641.58

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		418,801.65
Accounts Receivable - Pre-filing		0.00
General Sales		0.00
Other (Specify)	Transfers between DIP	280,000.00
Other (Specify)		0.00

TOTAL RECEIPTS THIS PERIOD:			698,801.65

5. BALANCE:			773,443.23

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		441,000.00
Disbursements (from page 2)		247,780.27

TOTAL DISBURSEMENTS THIS PERIOD:			688,780.27

7. ENDING BALANCE:			84,662.96

8. General Account Number(s):		0577461360
		870626066, 887481604
Depository Name & Location:		Bank of America, PO Box 37176
		San Francisco, CA 94137
		JPMorgan Chase Bank, PO Box 659754
		San Antonio, TX 78265

NOTE1: The Debtors share one set of accounting records and cannot be distinctly separated. Therefore, their operating results are combined.
NOTE2:  The Debtors were under the management and control of Gamet Enterprises, LLC and Thomas Jones from the commencement of this case through mid October.  During the month of October, the Debtors were still not in possession of certain bank accounts that receive the Fresno Debtors' revenues and they are not in control of all disbursements.  The Debtors have done their best to accurately portray the information contained herein.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
October 2010		See Exhibit I for detail	October Disbursements	441,000.00	247,780.27	688,780.27

		TOTAL DISBURSEMENTS THIS PERIOD:		441,000.00	247,780.27	$688,780.27

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	81,860.23

Plus deposits in transit:
	Deposit Date	Deposit Amount
Deposits from BofA Acc # 5774-61360 are set
forth on Exhibit II and total $29,891.71		29,891.71	See Exhibit II
Deposits from Chase Acc #870626066 are set
forth on Exhibit II and total $15,948.07		15,948.07	See Exhibit II

TOTAL DEPOSITS IN TRANSIT			45,839.78

Less Outstanding Checks:
Check Number	Check Date	Check Amount
Checks from BofA Acc # 5774-61360 are set
forth on Exhibit III and total $376.69		376.69	See Exhibit III
Checks from Chase Acc # 870626066 are set
forth on Exhibit III and total $42,660.36		42,660.36	See Exhibit III

TOTAL OUTSTANDING CHECKS:			43,037.05

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			84,662.96

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	114,100.01

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	93,133.23

3. BEGINNING BALANCE:	20,966.78

4. RECEIPTS DURING CURRENT PERIOD:	9,980.65
(Transferred from General Account)	161,000.00

5. BALANCE:	191,947.43

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	205,187.34

7. ENDING BALANCE:	(13,239.91)

8. PAYROLL Account Number(s):	887481588

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
October 2010		See Exhibit IV for detail	October Payroll Disbursements	205,187.34

		TOTAL DISBURSEMENTS THIS PERIOD:		205,187.34

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	$10,197.11

Plus deposits in transit:
	Deposit Date	Deposit Amount
	10/10/2010	328.50

TOTAL DEPOSITS IN TRANSIT			328.50

Less Outstanding Checks:
Check Number	Check Date	Check Amount
Checks from Chase Acc # 887481588 are set
forth on Exhibit V and total $23,765.52		23,765.52	See Exhibit V

TOTAL OUTSTANDING CHECKS:			23,765.52

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$(13,239.91)

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	24.00

3. BEGINNING BALANCE:	76.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	76.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	12.00

7. ENDING BALANCE:	64.00

8. TAX Account Number(s):	887481596

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/29/2010	NA	Chase	Bank service charge	12.00

		TOTAL DISBURSEMENTS THIS PERIOD:		12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	$64.00

Plus deposits in transit:
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount
	N/A

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$64.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

	General Account:	84,662.96
	Payroll Account:	(13,239.91)
	Tax Account:	64.00
*Other Accounts:	NONE	0.00
		0.00
		0.00
*Other Monies:	NONE	0.00
	**Petty Cash (from below):	8,315.00

TOTAL CASH AVAILABLE:			79,802.05

Petty Cash Transactions:
Date	Purpose	Amount
4/30/2010	Cash in stores	7,725.13
5/31/2010	May office expenses	(510.13)
6/30/2010	June office expenses	(2,775.00)
7/31/2010	Funding less office exp	4,275.00
8/31/2010	Funding less office exp	790.00
9/30/2010	September - office supplies, repairs, small tools, parts, store supplies	(2,290.00)
10/31/2010	Funding less office exp	1,100.00

TOTAL PETTY CASH TRANSACTIONS:			8,315.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors) (FN1)	N/A. Debt matured pre-petition	N/A	N/A
Alliance Laundry Systems - Equip Lease (FN2)	Monthly	1,062.00	8	8,496.00
Murphy Bank - Equipment Lease	Monthly	250.00	0	0.00
JST, LLC	Monthly	2,300.00	0	0.00
732 W. Bullard Palm, LLC	Monthly	4,131.00	0	0.00
E. Phillip Soderstrom	Monthly	3,125.00	0	0.00
PK III Blossom Valley Plaza LP	Monthly	2,991.26	0	0.00
Stephens Investments, Inc	Monthly	4,176.00	0	0.00
Three Golden Investments, LLC	Monthly	2,289.73	0	0.00
Cox/Walker/Merced, GP	Monthly	3,301.69	0	0.00
BH Development	Monthly	1,608.00	0	0.00
Robert N. Wills et al.	Monthly	1,740.00	0	0.00
Donald G. Aluisi (FN3)	Monthly	3,280.00	3	9,600.00
Sunset Square	Monthly	2,272.90	0	0.00
Pederson/Sun Tempe Square, LLC	Monthly	2,645.00	0	0.00
Willow Station, LLC	Monthly	3,094.99	0	0.00
Gilligan Commercial, LLC	Monthly	2,000.00	0	0.00
Donahue Schriber, LP	Monthly	3,924.00	0	0.00
Thomas S. Anderson	Monthly	3,853.41	0	0.00
Team Equipment Inc.	Monthly	1,600.00	0	0.00
Storage	Monthly	334.50	0	0.00
M&M Stone, Inc. - Rejected Lease (FN4)	Monthly	2,662.14	3	7,986.42
			TOTAL DUE:	26,082.42

(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - The Detor is negotiationg adequate protection payments on this lease.
(FN3) - This lease has been renegotiated.  The Debtor and landlord agree that all payments will be made according to the completed and executed documents.
(FN4) - This lease was rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April and May 2010

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		178,120.11

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN5)	Federal Withholding	0.00	0.00
(FN5)	State Withholding	0.00	0.00
(FN5)	FICA- Employer's Share	0.00	0.00
(FN5)	FICA- Employee's Share	0.00	0.00
(FN5)	Federal Unemployment	0.00	0.00
	Sales and Use	NA	NA
	Real Property	NA	NA
Other:	State Unemployment (FN5)	0.00	0.00
	TOTAL:	0.00	0.00
(FN5) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	59,680.55	0.00	111,447.13
31 - 60 days	6,300.99	0.00	3,835.50
61 - 90 days	0.00	0.00	20,344.65
91 - 120 days	(638.00)	0.00	(6,586.71)
Over 120 days	0.00	0.00	(1,231.16)
TOTAL:	65,343.54	0.00	127,809.41

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Argo	1,000,000	5/31/2011	10/31/2010
	Property	Argo	Included	2/15/2011	10/31/2010
	Automobile	Argo	Included	2/15/2011	10/31/2010
	Umbrella	Argo	2,000,000	2/15/2011	10/31/2010
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	127,825.45	975.00	5/11/10	975.00	0.00
6/30/2010	832,666.59	4,875.00	7/30/10	6,500.00	(1,625.00)
9/30/2010	2,277,164.60	9,750.00	10/26/10	8,125.00	1,625.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		15,600.00		15,600.00	0.00

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
Gamet Enterprises, LLC (FN1)	March 2010		9,911.04

(FN1) - Because the Debtors were not in control of the Fresno Debtors for part of October and they were not incontrol of the bank accounts for the entire month of October, the Debtors do not know if any other amounts were being paid to insiders and/or on behalf of insiders.  Therefore, any representation as to what has been paid to insiders is from what the Debtors can tell.  The Debtors believe that there are at least some months where unauthorized amounts were paid to Gamete and/or its insiders and/or on behalf of its insiders.

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Gamet Enterprises, LLC (FN1)			NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	424,622.23	3,279,299.51
Less: Returns/Discounts	2,628.36	12,153.07
Net Sales/Revenue	421,993.87	3,267,146.44

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	30,234.61	231,661.82
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	30,234.61	231,661.82

Gross Profit	391,759.26	3,035,484.62

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	9,911.04	46,890.24
Payroll - Other Employees	168,209.07	1,327,625.81
Payroll Taxes	13,408.54	129,704.14
Other Taxes (Itemize)	1,040.26	10,364.12
Depreciation and Amortization	29,463.11	385,008.43
Rent Expense - Real Property	48,175.43	401,323.71
Lease Expense - Personal Property	300.03	2,185.92
Insurance	15,653.00	94,382.91
Real Property Taxes	0.00	0.00
Telephone and Utilities	26,073.33	213,675.27
Repairs and Maintenance	7,751.72	50,217.73
Travel and Entertainment (Itemize)	8,259.28	14,389.78
Miscellaneous Operating Expenses (Itemize)	40,879.34	308,274.77
Total Operating Expenses	369,124.15	2,984,042.82

Net Gain/(Loss) from Operations	22,635.11	51,441.80

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense	0.00	721.42
Legal and Professional (Itemize)	8,125.00	19,123.36
Other (Itemize)	37,691.67	394,940.98
Total Non-Operating Expenses	45,816.67	414,785.76

NET INCOME/(LOSS)	(23,181.56)	(363,343.96)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASEETS
Current Assets:
Unrestricted Cash	79,802.05
Restricted Cash	0.00
Accounts Receivable	127,809.41
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	38,734.68
Other (Itemize)	0.00
Total Current Assets		246,346.14

Property, Plant, and Equipment	871,625.04
Accumulated Depreciation/Depletion	(468,277.87)
Net Property, Plant, and Equipment		403,347.17

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	4,494,270.34
Total Other Assets		4,494,270.34

TOTAL ASSETS		5,143,963.65

LIABILITIES
Post-petition Liabilities:
Accounts Payable	65,343.54
Taxes Payable	0.00
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	98,874.89
Total Post-petition Liabilities		164,218.43

Pre-petition Liabilities:
Secured Liabilities	13,258.86
Priority Liabilities	0.00
Unsecured Liabilities	109,512.77
Other (Itemize)	0.00
Total Pre-petition Liabilities		122,771.63

TOTAL LIABILITIES		286,990.06

EQUITY:
Pre-petition Owners’ Equity	5,220,317.55
Post-petition Profit/(Loss)	(363,343.96)
Direct Charges to Equity	0.00
TOTAL EQUITY		4,856,973.59

TOTAL LIABILITIES & EQUITY		5,143,963.65

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A
		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to December of 2010.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, National Securities Corp.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.  Because Gamet Enterprises, LLC managed the Fresno Debtors for part of October, neither I nor the Debtors' staff can confirm that everything herein is true.  The Debtors hope to have an accounting done of the Fresno Debtors and Gamet in order to accurately determine whether any unauthorized expenditures have been made.

11/24/10	/s/ Robert Lee
Date	Principal for debtor-in-possession